Exhibit 99.1

MSG ENTERTAINMENT COMPLETES ACQUISITION OF MSG NETWORKS

Creates Powerful Platform of Renowned Venues, Entertainment Properties and Regional Sports

and Entertainment Networks

Combined Company Moves Forward With Greater Scale and Revenue Diversity,

As Well As Enhanced Financial Flexibility

NEW YORK, NY, July 9, 2021 – Madison Square Garden Entertainment Corp. (“MSG Entertainment”) (NYSE: MSGE) announced today that it has completed its previously announced acquisition of MSG Networks Inc. This merger creates a leading entertainment and media company with greater scale and revenue diversity, and a commitment to delivering unforgettable experiences.

The combined company features renowned venues, entertainment brands and regional sports and entertainment networks that together create a powerful platform for partners, advertisers, and consumers. This portfolio, combined with enhanced financial flexibility, better positions the company to pursue current and future growth initiatives such as mobile sports gaming and the company’s planned state-of-the-art venue in Las Vegas, MSG Sphere. In addition, as a result of this transaction, the company is expected to realize meaningful tax efficiencies, as well as cost synergies and interest expense savings.

Andrew Lustgarten will continue to serve as President of MSG Entertainment, and Andrea Greenberg will join MSG Entertainment and serve as President and CEO of MSG Networks – both reporting to MSG Entertainment Executive Chairman and CEO, James Dolan.

Mr. Lustgarten said: “We are pleased to complete this transaction, creating a stronger, more diversified company with both strategic and financial benefits. We look forward to utilizing our collective portfolio of complementary assets to drive new opportunities for customers and partners, as well as long-term value for shareholders.”

Ms. Greenberg said: “MSG Networks now benefits from being part of a larger company with greater resources that will be used to execute on the combined company’s objectives. These include pursuing new initiatives across both entertainment and media with the ultimate goal of driving continued growth.”

As a result of the merger, MSG Networks stockholders received 0.172 shares of MSG Entertainment Class A or Class B common stock for each share of MSG Networks Class A or Class B common stock they owned, as applicable. The merger has been structured to qualify as tax-free for U.S. federal income tax purposes for MSG Entertainment and MSG Networks and their stockholders.

Moelis & Company LLC and The Raine Group served as independent financial advisors and Wachtell, Lipton, Rosen & Katz served as independent legal counsel to the Special Committee of the Board of Directors of MSG Entertainment. PJT Partners, Goldman Sachs and J.P. Morgan acted as advisors to management of MSG Entertainment in connection with the transaction. LionTree Advisors LLC and Morgan Stanley & Co. LLC served as independent financial advisors and Davis Polk & Wardwell LLP served as independent legal counsel to the Special Committee of the Board of Directors of MSG Networks. Guggenheim Securities, LLC acted as an advisor to management of MSG Networks in connection with the transaction. Debevoise & Plimpton LLP served as legal counsel to the Dolan family.

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About Madison Square Garden Entertainment Corp.

Madison Square Garden Entertainment Corp. (MSG Entertainment) is a leader in live entertainment. The Company presents or hosts a broad array of events in its diverse collection of venues: New York’s Madison Square Garden, Hulu Theater at Madison Square Garden, Radio City Music Hall and Beacon Theatre; and The Chicago Theatre. MSG Entertainment is also building a new state-of-the-art venue in Las Vegas, MSG Sphere at The Venetian. In addition, the Company features the original production – the Christmas Spectacular Starring the Radio City Rockettes – and through Boston Calling Events, produces the Boston Calling Music Festival. The Company’s two regional sports and entertainment networks, MSG Network and MSG+, deliver a wide range of live sports content and other programming. Also under the MSG Entertainment umbrella is Tao Group Hospitality, with entertainment dining and nightlife brands including: Tao, Marquee, Lavo, Beauty & Essex, Cathédrale, Hakkasan and Omnia. More information is available at www.msgentertainment.com.

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Contacts:

Kimberly Kerns EVP and Chief Communications Officer Madison Square Garden Entertainment Corp. Kimberly.Kerns@msg.com (212) 465-6442	Ari Danes, CFA Senior Vice President, Investor Relations & Treasury Madison Square Garden Entertainment Corp. Ari.Danes@msg.com (212) 465-6072

Forward-Looking Statements

This document contains statements that may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. Some of these forward-looking statements can be identified by the use of forward-looking words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” “projects,” “strategy,” or “anticipates,” or the negative of those words or other comparable terminology. However, the absence of these words does not mean that the statements are not forward-looking.

These forward-looking statements include, but are not limited to, statements regarding the proposed transaction, pro forma descriptions of the combined company and its operations, integration and transition plans, synergies, opportunities and anticipated future performance. Any such forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties, and actual results, developments and events may differ materially from those in the forward-looking statements as a result of various factors, including, but not limited to, the following factors: the impact of public health crises, such as pandemics (including coronavirus (COVID-19)) and epidemics and any related company or government policies and actions to protect the health and safety of individuals or government policies or actions to maintain the functioning of national or global economies and markets; MSG Entertainment’s and MSG Networks’ ability to effectively manage the impacts of the COVID-19 pandemic and the actions taken in response by governmental authorities and certain professional sports leagues; the risk that the anticipated tax treatment of the proposed transaction between MSG Entertainment and MSG Networks is not obtained; pending and potential litigation relating to the proposed transaction between MSG Entertainment and MSG Networks; the risk that the proposed transaction disrupts the current business plans and operations of MSG Entertainment or MSG Networks; the ability of MSG Entertainment and MSG Networks to retain and hire key personnel; unexpected costs, charges or expenses resulting from the transaction; potential adverse reactions or changes to the business relationships of MSG Entertainment and MSG Networks resulting from the completion of the transaction; financial community and rating agency perceptions of each of MSG Entertainment and MSG Networks and its business, operations, financial condition and the industry in which it operates; strategic or financial benefits or opportunities; the impact of the merger on the liquidity position or financial flexibility and other potential impacts of the transaction; opportunities related to mobile sports gaming or growth initiatives; and the potential impact of general economic, political and market factors on MSG Entertainment and MSG Networks. These risks, as well as other risks associated with the transaction between MSG Entertainment and MSG Networks, are more fully discussed in the joint proxy statement/prospectus filed by MSG Entertainment and MSG Networks with the SEC on June 4, 2021 in connection with the proposed transaction. The effects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with many of these factors.

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In addition, future performance and actual results are subject to other risks and uncertainties that relate more broadly to MSG Entertainment’s and MSG Networks’ overall business and financial condition, including those more fully described in MSG Entertainment’s and MSG Networks’ filings with the SEC including their respective Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q and other SEC filings, including the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” contained therein. Forward-looking statements speak only as of the date made, and MSG Entertainment and MSG Networks each disclaim any obligation to update or revise any forward-looking statements except as required by applicable law.